EXHIBIT 99.A4-1





                              Exhibit 1.A.(8)(d)

           Amendment to Participation Agreement Among PFL Life and
                       Dreyfus Variable Investment Fund








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                     AMENDMENT TO PARTICIPATION AGREEMENT

      The Participation Agreement, dated as of April 15, 1997, between DREYFUS VARIABLE INVESTMENT FUND, THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX FUND), and PFL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

      Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                           LIST OF PARTICIPATING FUNDS

                        Dreyfus Variable Investment Fund

                              /bullet/ Small Cap Portfolio

                              /bullet/ Quality Bond Portfolio

                              /bullet/ Capital Appreciation Portfolio

                              /bullet/ Growth and Income Portfolio

                              /bullet/ Disciplined Stock Portfolio

                              /bullet/ Small Company Stock Portfolio

                              /bullet/ Money Market Portfolio

                        Dreyfus Stock Index Fund"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  June 26, 1998

DREYFUS VARIABLE INVESTMENT FUND          THE DREYFUS SOCIALLY RESPONSIBLE
                                          GROWTH FUND, INC.

By: /s/ ELBA VASQUEZ                      By: /s/ ELBA VASQUEZ
   -------------------------------           -----------------------------
Name:  Elba Vasquez                       Name:  Elba Vasquez
     -----------------------------             -----------------------------
Title: V.P. & Assistant Secretary         Title: V.P. & Assistant Secretary
      ----------------------------              ----------------------------

DREYFUS LIFE AND ANNUITY INDEX FUND,      PFL LIFE INSURANCE COMPANY
INC. (d/b/a DREYFUS STOCK INDEX FUND)

By: /s/ ELBA VASQUEZ                      By: /s/ WILLIAM L. BUSLER
   -------------------------------           -------------------------------
Name:  Elba Vasquez                       Name:  William L. Busler
     -----------------------------             -----------------------------
Title: V.P. & Assistant Secretary         Title: President
      ----------------------------              ----------------------------